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CERTIFICATION OF CHIEF EXECUTIVE OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

        The undersigned executive officer of MCSi, Inc. (the "Registrant") hereby certifies that the Registrant's Form 10-Q for the three months ended September 30, 2002 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of the operations of the Registrant.

/s/ MICHAEL E. PEPPEL Name: Michael E. Peppel Title: President and Chief Executive Officer
Date November 13, 2002

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CERTIFICATION OF CHIEF EXECUTIVE OFFICER